6. Time Deposits	12 Months Ended
Dec. 31, 2019
Time Deposits [Line Items]
Time Deposits

At December 31, 2019, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2020	$53,905
2021	21,997
2022	10,919
2023	3,117
2024 and thereafter	21,818

Total	$111,756

At December 31, 2019 and 2018, the Bank had approximately $22.3 million and $3.4 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers. CDARS balances totaled $3.1 million and $3.4 million as of December 31, 2019 and 2018, respectively. The weighted average rate of brokered deposits as of December 31, 2019 and 2018 was 1.96% and 0.07%, respectively.